Other Operational Loss	6 Months Ended
Jun. 30, 2014
Other Operational Loss [Abstract]
Other Operational Loss
11.      Other Operational Loss:
On September 29, 2010, the Company agreed with a third party to sell a 45% interest in the future proceeds related to the recovery of certain of the commercial claims against a consideration of $5,000. During the six month period ended June 30, 2013, an expense amounted to $562 incurred by the Company towards the third party based on the agreement mentioned above. The expense of $562 was incurred in connection to the settlement amount of $1,250, described in Note 10 “Other Operational Gain”, above. This amount is presented in “Other operational loss” in the accompanying unaudited interim condensed consolidated statement of operations for the period ended June 30, 2013. Other operational loss for the six month period ended June 30, 2014, amounted to $94.